Supplement Dated October 9, 2001
                                       to
                       Prospectus Dated February 28, 2001
                                       for
                Money Market Fund, Government Securities Fund and
                              Asset Allocation Fund
                                       of
                                    Aon Funds

     Effective October 9, 2001, William R. Anderson, Chartered Financial Analyst
(CFA) and Vice President of Aon Advisors, will take over the responsibility of managing the Money Market Fund. Mr. Anderson joined Aon Advisors as Vice President of Global Short Term Investments in August of 2001. From 1998 to 2001, Mr. Anderson was Director of Research at Aon Capital Markets. From 1996-1998 he was Vice President of private equity investments at The AAM Companies. From 1990-1995 he was Senior Manager in Financial Planning & Analysis at Sears, Roebuck and Co. Previously, he was Vice President and Research Analyst (1987-1990) at a predecessor firm to Fitch IBCA Duff & Phelps. Mr. Anderson holds a B.A. degree in Economics from Dartmouth College and a Master of Management degree from Northwestern University.